                                                                    EXHIBIT 23.6

                       [SWEENEY CONRAD, P.C. LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this joint proxy statement and prospectus of our reports dated March 21, 1997 on the Rabanco Companies and Regional Disposal Company 1996 financial statements included in Allied Waste Industries, Inc.'s Current Report on Form 8-K filed August 27, 1998.

                                          SWEENEY CONRAD, P.C.

Bellevue, Washington

  September 10, 1998.